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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-0417860

                       I.R.S. Employer Identification No.


111 EAST WACKER DRIVE, SUITE 3000
         CHICAGO, ILLINOIS                                           60601
(Address of principal executive offices)                           (Zip Code)


                                Melissa A. Rosal
                         U.S. Bank National Association
                        111 East Wacker Drive, Suite 3000
                             Chicago, Illinois 60601
                            Telephone (312) 228-9416
            (Name, address and telephone number of agent for service)

                         TOYOTA AUTO RECEIVABLES TRUSTS
                     (Issuer with respect to the Securities)
                   TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
             (Exact name of Registrant as specified in its charter)

CALIFORNIA                                                        33-0593804
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

19001 SOUTH WESTERN AVENUE
 TORRANCE,CA                                                        90509
(Address of Principal Executive Offices)                          (Zip Code)

                             ASSET BACKED SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                      Comptroller of the Currency
                      Washington, D.C.

              b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
               None

ITEMS 3-15   The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

             1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1of Form T-1, Registration No. 333-30939.*

             2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to
                 Exhibit 2 of Form T-1, Registration No. 333-30939.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1,
                 Registration No. 333-30939.*

             4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-30939.*

             5.  Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-30939.*.

             7. Report of Condition of the Trustee as of March 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

             8.   Not applicable.

             9.   Not applicable.


      * Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.


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                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 28th day of July, 2000.

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:     /S/ MELISSA A. ROSAL
                                            ------------------------------------
                                            Melissa A. Rosal
                                            Vice President


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                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 03/31/2000

                                    ($000'S)

                                                          03/31/2000
                                                         ------------
ASSETS

    Cash and Due From Depository Institutions              $3,496,759
    Federal Reserve Stock                                   4,689,170
    Fed Funds Sold                                            566,748
    Loans and Lease Financing Receivables                  61,517,475
    Trading Assets                                             62,590
    Fixed Asset                                               522,474
    Other Real Estate Owned                                    23,318
    Investments in unconsolidated subsidiaries                609,865
    Customers liability on acceptances                        125,298
    Intangible Assets                                       2,544,072
    Other Assets                                            1,800,113
                                                          -----------
        TOTAL ASSETS                                      $75,957,882

LIABILITIES

    Deposits in domestic offices                           50,089,064
    Deposits in foreign offices                               759,928
    Fed Funds purchased                                     2,361,699
    Demand Notes/Trading Liabilities                          168,163
    Other Borrowed Money                                   10,861,453
    Bank's liability on acceptances executed                  125,298
    Subordinated Notes and debentures                       2,442,450
    Other Liabilities                                       1,289,157
                                                          -----------
    TOTAL LIABILITIES                                     $68,097,212

EQUITY

    Common and Preferred Stock                                310,004
    Surplus                                                 4,203,326
    Undivided Profits                                       3,405,801
    Net unrealized holding gains on available for sale sec.   (58,461)
                                                          -----------
        TOTAL EQUITY CAPITAL                               $7,860,670

TOTAL LIABILITIES AND EQUITY CAPITAL                      $75,957,882

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By: /S/ MELISSA A. ROSAL
    ----------------------------------------
        Vice President

Date:     July 28, 2000


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